Please file this Prospectus Supplement with your records.

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND

Supplement dated February 15, 2007, to the Prospectus dated May 1, 2006, as previously supplemented on May 25, 2006.

Effective immediately, Marie Chandoha will no longer co-manage the VT Total Return Bond Fund. William Stevens and Thomas O’Connor, CFA, will continue to co-manage the Fund on behalf of Wells Capital Management Incorporated. All references to Marie Chandoha in the above referenced Prospectus are deleted.

Under the “Portfolio Managers” section, beginning on page 65 of the Prospectus, the biographical information for Thomas O’Connor, CFA, and William Stevens is deleted and replaced with the following:

Thomas O’Connor, CFA

Total Return Bond Fund since 2003

Mr. O’Connor is jointly responsible for managing the VT Total Return Bond Fund, which he has managed since 2003. Mr. O’Connor joined Wells Capital Management in 2003 as a portfolio manager and was promoted to senior portfolio manager in 2007. Mr. O’Connor is responsible for identifying value in mortgages. Prior to joining Wells Capital Management, Mr. O’Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management from 2000 to 2003. Education: B.A., Business Administration, University of Vermont.

William Stevens

Total Return Bond Fund since 2003

Mr. Stevens is jointly responsible for managing the VT Total Return Bond Fund, which he has managed since 2003. Mr. Stevens joined Wells Capital Management in 2003 as chief fixed income officer and senior managing director. He currently serves as senior portfolio manager and head of the Montgomery Fixed Income Investment Strategies Team. Prior to joining Wells Capital Management, Mr. Stevens was president and chief investment officer of Montgomery Asset Management, with oversight responsibility for all investment related activities, as well as co-head and founder of Montgomery’s Fixed Income Division since 1992. Education: B.A., Economics, Wesleyan University; M.B.A., Harvard Business School.

The following information was contained within the May 25, 2006, supplement and is included herewith for your convenience.

Effective July 3, 2006, David L. Roberts, CFA is retiring from Wells Capital Management Incorporated and will be removed as coportfolio manager for the Equity Income Fund. The resulting changes to the Prospectus are described below.

Under the Equity Income Fund description on page 32 of the Prospectus, David L. Roberts, CFA is removed and the information for the portfolio managers is updated as follows:

Portfolio Managers: Gary J. Dunn, CFA; Robert M. Thornburg

The information under the “Portfolio Managers” section beginning on page 65 of the Prospectus, as it relates to David L. Roberts, CFA, is removed.

103329 02-07	VTF027 / P1410SP

Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND

WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND

WELLS FARGO ADVANTAGE VT DISCOVERY FUNDSM

WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND

WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND

WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND

WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND

WELLS FARGO ADVANTAGE VT MONEY MARKET FUND

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUNDSM

WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND

WELLS FARGO ADVANTAGE VT SMALL/MID CAP VALUE FUND

WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND

Supplement dated February 15, 2007, to the Statement of Additional Information dated May 1, 2006, as previously supplemented August 25, 2006, May 25, 2006, and May 19, 2006.

VT Total Return Bond Fund

Effective immediately, Marie Chandoha will no longer co-manage the VT Total Return Bond Fund. William Stevens and Thomas O’Connor, CFA will continue to co-manage this Fund on behalf of Wells Capital Management Incorporated. All information as it relates to Marie Chandoha in the above referenced Statement of Additional Information is deleted.

The following information was included in the August 25, 2006, supplement and is included herewith for your convenience.

This supplement contains important information about the Fund referenced below (the “Fund”).

Large Company Growth Fund

Effective September 1, 2006, the below sub-advisory fees replace the sub-advisory fees disclosed under the “Investment Sub-Advisers” section beginning on page 28 of the Fund’s Statement of Additional Information.

Fund	Sub-Adviser	Fees Prior to 9/01/06		Fees effective 9/01/06
Large Company Growth Fund	Peregrine	First $25M Next $25M Next $225M Over $275M	0.75% 0.60% 0.50% 0.30%	First $25M Next $25M Next $225M Over $275M	0.56% 0.45% 0.375% 0.225%

Equity Income Fund

Effective July 3, 2006, David L. Roberts, CFA is retiring from Wells Capital Management Incorporated and will be removed as co-portfolio manager for the Equity Income Fund. As a result, the information under the “Portfolio Managers” section beginning on page 30 of the Statement of Additional Information, as it relates to David L. Roberts, CFA, is removed.

The following information was contained within the May 19, 2006, supplement and is included herewith for your convenience.

All Funds

Effective immediately, the following information supplements the “Additional Purchase and Redemption Information” section beginning on page 41 of the Statement of Additional Information.

Set forth below is a list of the member firms of the National Association of Securities Dealers (“NASD”) to which the Adviser, the Funds’ distributor or their affiliates expect (as of December 31, 2005) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders (“Marketing and Shareholder Support Payments”). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2005, are not reflected:

•	A.G. Edwards & Sons, Inc.
•	Allstate Financial Services, LLC
•	Ameriprise Financial Services, Inc.
•	AXA Advisors, LLC
•	Bear, Stearns Securities Corp.
•	Charles Schwab & Co., Inc.
•	Citigroup Global Markets, Inc.
•	CitiStreet Advisors LLC
•	Fidelity Investments Institutional Services Company, Inc.
•	Financial Network Investment Corporation.
•	Fiserv Securities, Inc.
•	GWFS Equities, Inc.
•	ING Financial Partners, Inc.
•	Linsco/Private Ledger Corp.
•	Mellon Financial Markets, LLC
•	Merrill Lynch, Pierce, Fenner & Smith Incorporated
•	Morgan Stanley DW, Inc.
•	Multi-Financial Securities Corporation.
•	Pershing LLC
•	Prudential Retirement Brokerage Services, Inc.
•	Raymond James & Associates, Inc.
•	Robert W. Baird & Co. Incorporated
•	Transamerica Financial Advisors, Inc.
•	UBS Financial Services Inc.
•	Valic Financial Advisors, Inc.
•	Wachovia Securities, LLC

In addition to member firms of the NASD, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds’ distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

10330 02-07	VIS0207/SUP022